Exhibit 21.1

Subsidiaries of Scorpio Tankers Inc.

Name	Place of Incorporation

STI Rambla Shipping Company Limited	The Republic of the Marshall Islands

STI Acton Shipping Company Limited	The Republic of the Marshall Islands

STI Alexis Shipping Company Limited	The Republic of the Marshall Islands

STI Amber Shipping Company Limited	The Republic of the Marshall Islands

STI Aqua Shipping Company Limited	The Republic of the Marshall Islands

STI Battersea Shipping Company Limited	The Republic of the Marshall Islands

STI Battery Shipping Company Limited	The Republic of the Marshall Islands

STI Benicia Shipping Company Limited	The Republic of the Marshall Islands

STI Beryl Shipping Company Limited	The Republic of the Marshall Islands

STI Black Hawk Shipping Company Limited	The Republic of the Marshall Islands

STI Brixton Shipping Company Limited	The Republic of the Marshall Islands

STI Broadway Shipping Company Limited	The Republic of the Marshall Islands

STI Bronx Shipping Company Limited	The Republic of the Marshall Islands

STI Brooklyn Shipping Company Limited	The Republic of the Marshall Islands

STI Camden Shipping Company Limited	The Republic of the Marshall Islands

STI Carnaby Shipping Company Limited	The Republic of the Marshall Islands

STI Chartering and Trading Ltd	The Republic of the Marshall Islands

STI Chelsea Shipping Company Limited	The Republic of the Marshall Islands

STI Clapham Shipping Company Limited	The Republic of the Marshall Islands

STI Comandante Shipping Company Limited	The Republic of the Marshall Islands

STI Condotti Shipping Company Limited	The Republic of the Marshall Islands

STI Connaught Shipping Company Limited	The Republic of the Marshall Islands

STI Dama Shipping Company Limited	The Republic of the Marshall Islands

STI Duchessa Shipping Company Limited	The Republic of the Marshall Islands

STI Elysees Shipping Company Limited	The Republic of the Marshall Islands

STI Emerald Shipping Company Limited	The Republic of the Marshall Islands

STI Esles II Shipping Company Limited	The Republic of the Marshall Islands

STI Finchley Shipping Company Limited	The Republic of the Marshall Islands

STI Fontvieille Shipping Company Limited	The Republic of the Marshall Islands

STI Fulham Shipping Company Limited	The Republic of the Marshall Islands

STI Galata Shipping Company Limited	The Republic of the Marshall Islands

STI Garnet Shipping Company Limited	The Republic of the Marshall Islands

STI Grace Shipping Company Limited	The Republic of the Marshall Islands

STI Gramercy Shipping Company Limited	The Republic of the Marshall Islands

STI Hackney Shipping Company Limited	The Republic of the Marshall Islands

STI Hammersmith Shipping Company Limited	The Republic of the Marshall Islands

STI Jardins Shipping Company Limited	The Republic of the Marshall Islands

STI Jermyn Shipping Company Limited	The Republic of the Marshall Islands

STI Jurere Shipping Company Limited	The Republic of the Marshall Islands

STI Kingsway Shipping Company Limited	The Republic of the Marshall Islands

STI La Boca Shipping Company Limited	The Republic of the Marshall Islands

STI Larvotto Shipping Company Limited	The Republic of the Marshall Islands

STI Lauren Shipping Company Limited	The Republic of the Marshall Islands

STI Le Rocher Shipping Company Limited	The Republic of the Marshall Islands

STI Leblon Shipping Company Limited	The Republic of the Marshall Islands

STI Lexington Shipping Company Limited	The Republic of the Marshall Islands

STI Lombard Shipping Company Limited	The Republic of the Marshall Islands

STI Madison Shipping Company Limited	The Republic of the Marshall Islands

STI Manhattan Shipping Company Limited	The Republic of the Marshall Islands

STI Mayfair Shipping Company Limited	The Republic of the Marshall Islands

STI Memphis Shipping Company Limited	The Republic of the Marshall Islands

STI Meraux Shipping Company Limited	The Republic of the Marshall Islands

STI Milwaukee Shipping Company Limited	The Republic of the Marshall Islands

STI Mythos Shipping Company Limited	The Republic of the Marshall Islands

STI Notting Hill Shipping Company Limited	The Republic of the Marshall Islands

STI Olivia Shipping Company Limited	The Republic of the Marshall Islands

STI Onyx Shipping Company Limited	The Republic of the Marshall Islands

STI Opera Shipping Company Limited	The Republic of the Marshall Islands

STI Orchard Shipping Company Limited	The Republic of the Marshall Islands

STI Osceola Shipping Company Limited	The Republic of the Marshall Islands

STI Oxford Shipping Company Limited	The Republic of the Marshall Islands

STI Park Shipping Company Limited	The Republic of the Marshall Islands

STI Pimlico Shipping Company Limited	The Republic of the Marshall Islands

STI Pontiac Shipping Company Limited	The Republic of the Marshall Islands

STI Poplar Shipping Company Limited	The Republic of the Marshall Islands

STI Powai Shipping Company Limited	The Republic of the Marshall Islands

STI Queens Shipping Company Limited	The Republic of the Marshall Islands

STI Regina Shipping Company Limited	The Republic of the Marshall Islands

STI Rose Shipping Company Limited	The Republic of the Marshall Islands

STI Rotherhithe Shipping Company Limited	The Republic of the Marshall Islands

STI Ruby Shipping Company Limited	The Republic of the Marshall Islands

STI San Antonio Shipping Company Limited	The Republic of the Marshall Islands

STI San Telmo Shipping Company Limited	The Republic of the Marshall Islands

STI Sapphire Shipping Company Limited	The Republic of the Marshall Islands

STI Savile Row Shipping Company Limited	The Republic of the Marshall Islands

STI Selatar Shipping Company Limited	The Republic of the Marshall Islands

STI Seneca Shipping Company Limited	The Republic of the Marshall Islands

STI Sloane Shipping Company Limited	The Republic of the Marshall Islands

STI Soho Shipping Company Limited	The Republic of the Marshall Islands

STI Spiga Shipping Company Limited	The Republic of the Marshall Islands

STI St. Charles Shipping Company Limited	The Republic of the Marshall Islands

STI Bosphorus Shipping Company Limited	The Republic of the Marshall Islands

STI Texas City Shipping Company Limited	The Republic of the Marshall Islands

STI Topaz Shipping Company Limited	The Republic of the Marshall Islands

STI Tribeca Shipping Company Limited	The Republic of the Marshall Islands

STI Venere Shipping Company Limited	The Republic of the Marshall Islands

STI Veneto Shipping Company Limited	The Republic of the Marshall Islands

STI Ville Shipping Company Limited	The Republic of the Marshall Islands

STI Virtus Shipping Company Limited	The Republic of the Marshall Islands

STI Wembley Shipping Company Limited	The Republic of the Marshall Islands

STI Westminster Shipping Company Limited	The Republic of the Marshall Islands

STI Winnie Shipping Company Limited	The Republic of the Marshall Islands

STI Yorkville Shipping Company Limited	The Republic of the Marshall Islands

Sting LLC	State of Delaware, United States of America

STNGR Singapore (Pte) Ltd	The Republic of Singapore